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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 2, 2007

                                COLUMBIA BANCORP
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             (Exact name of registrant as specified in its charter)

             Oregon                     0-27938                93-1193156
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
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                    (Address of principal executive offices)

                                 (541) 298-6649
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 2, 2007, Columbia Bancorp ("Columbia") entered into an agreement with Terry L. Cochran, a former President and Chief Executive Officer ("CEO") of Columbia, and a current member of Columbia's Board of Directors.

         The agreement resolves actual and potential claims by Mr. Cochran against Columbia and its affiliates, including without limitation certain claims arising out of an alleged misunderstanding over the tax treatment of certain Columbia stock options received by Mr. Cochran during his tenure as CEO. Without acknowledging liability to Mr. Cochran, Columbia has agreed to pay Mr. Cochran $50,000 in two annual installments of $25,000, to paid in January of 2007 and 2008, respectively. In consideration for these payments, Mr. Cochran grants Columbia a complete release of all possible claims of liability, known and unknown, by Mr. Cochran against Columbia existing as of the date of the agreement or arising thereafter out of facts known to Mr. Cochran as of the date of the agreement, including without limitation any tax liability resulting from Mr. Cochran's acquisition and exercise of stock options. Mr. Cochran has also agreed to indemnify Columbia in the event he or his affiliates subsequently seek recovery for claims released by the agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit    Item
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10.1       Release of All Claims and Hold Harmless Agreement between Columbia
           Bancorp and Terry L. Cochran dated January 2, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 2, 2007                      /s/ Roger L. Christensen
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                                            Roger L. Christensen,
                                            President and Chief Executive -
                                            Columbia River Bank;
                                            President and Chief
                                            Executive Officer - Columbia Bancorp